SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                       Date of Report: November 16, 1998
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                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                     CHASE MANHATTAN AUTO OWNER TRUST 1998-B
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                      (Issuer with respect to Certificates)


       Delaware              333-7575                13-2633612
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      (State or other      (Commission             (IRS Employer
      jurisdiction of      File Number)          Identification No.)
      incorporation)


      802 Delaware Avenue, Wilmington, Delaware          19801
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      (Address of principal executive offices)          (Zip code)


                                (302) 575-5033
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                (Registrant's telephone number, including area code)

Item 5. Other Events

    On 11/16/98 Chase Manhattan Auto Owner Trust 1998-B (the "Trust") made distributions to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of February 1, 1998, (the "Sale & Servicing Agreement"), between the Registrant, as Seller and Servicer, and the Trust, as Issuer.

    A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.8 of the Sale and Servicing Agreement is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7 (c). Exhibits
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  Exhibit   Description
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  20.1 Monthly Certificateholder's statement with respect to the November 16, 1998 distribution.

                              SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CHASE MANHATTAN BANK USA,
                                            NATIONAL ASSOCIATION


                                            /s/ Patricia Garvey
                                            -----------------------------
                                            By:    Patricia Garvey
                                            Title: Vice President




Date:  December 1, 1998

                              INDEX TO EXHIBITS
                              -----------------


   Exhibit                         Description
   -------                         -----------

     20.1                Certificateholder Reports dated
                         11/25/1998 delivered pursuant to
                         Section 5.8 of the Sale and
                         Servicing  Agreement dated as of
                         February 1, 1998.